UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2017

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Liberty Place

50 S. 16th Street, Suite 3575

Philadelphia, Pennsylvania, 19102

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On October 17, 2017, Robert F. McCadden notified the Board of Directors (the “Board”) of Independence Realty Trust, Inc. (“IRT”) that he was resigning as a member of IRT’s Board, effective October 17, 2017.  Mr. McCadden’s decision to resign was not the result of any disagreement with IRT’s management or auditors on any matter relating to IRT’s operations, policies or practices.

(d)  Upon the recommendation of the Nominating and Governance Committee of the Board of IRT, on October 19, 2017, the Board elected Richard D. Gebert to serve on the Board, effective October 19, 2017.

Upon joining the Board, Mr. Gebert will become a member as well as chair of the Audit Committee of the Board of IRT.

Effective upon election to the Board, Mr. Gebert became eligible to receive the standard compensation provided by IRT to its other non-employee directors, as most recently disclosed in IRT’s proxy statement for its 2017 annual meeting of stockholders.

Richard D. Gebert has served as a board and audit committee member of The Association of Corporate Growth (ACG Global), a membership organization focused on middle market growth since September 1, 2016.  Prior to that from 1995 to July 2016, he was an audit partner of Grant Thornton LLP, a national accounting firm.  In addition to serving as an audit partner with Grant Thornton LLP, Mr. Gebert held the following additional roles at Grant Thornton LLP: (i) member of the Senior Leadership Team from August 2013 to July 2016, (ii) East Region Managing Partner from 2011 to July 2016, (iii) Managing Partner of Philadelphia Office from 1999 to 2011, and (iv) member of the Partnership Board from 2003 to 2011.  Before joining Grant Thornton LLP, he was employed at AG Epstein Co from 1979 to 1995, a local accounting firm that eventually merged into Grant Thornton.  Mr. Gebert became a partner at AG Epstein Co in 1987.  He is a member of the American Institute of Certified Public Accountants (AICPA), the Pennsylvania Institute of Certified Public Accountants (PICPA) and the Georgia Society of Certified Public Accountants.  Mr. Gebert is a certified public accountant, and he holds a Bachelor of Business Administration from Temple University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2017

Independence Realty Trust, Inc.

By: /s/ James J. Sebra                     .

Name: James J. Sebra

Title: Chief Financial Officer and Treasurer